Exhibit 99.2

O-I Earnings Presentation Third Quarter 2010 October 27, 2010

Introduction Agenda Business discussion Financial review Business outlook Concluding remarks and Q&A Presenters Regulation G The information included in this presentation regarding adjusted net earnings relates to net earnings attributable to the Company exclusive of items management considers not representative of ongoing operations does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating bonus payments. Further, the information in this presentation regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses this non-GAAP information principally for internal reporting, forecasting, and budgeting. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. It is possible the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, (2) changes in capital availability or cost, including interest rate fluctuations, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including the announced expropriation of the Company’s operations in Venezuela, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in the tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) fluctuation in raw material and labor costs, (6) availability of raw materials, (7) costs and availability of energy, (8) transportation costs, (9) the ability of the Company to raise selling prices commensurate with energy and other cost increases, (10) consolidation among competitors and customers, (11) the ability of the Company to integrate operations of acquired businesses and achieve expected synergies, (12) unanticipated expenditures with respect to environmental, safety and health laws, (13) the performance by customers of their obligations under purchase agreements, and (14) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s Venezuelan operations and events related to asbestos-related claims. It is not possible to foresee or identify all such factors. Any forward-looking statements in this presentation are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this presentation. Al Stroucken Chairman and CEO Ed White SVP and CFO 3Q10 Earnings Presentation 1

Third-Quarter 2010 Results $0.90/sh EPS, down from 3Q09 $0.94/sh EPS excluding currency translation Total shipments down 2.4% YoY Up slightly excluding impact of contract renegotiations Improved regional mix mostly offset effect of lower volume Higher cost inflation and facility start-up costs Positive free cash flow Strategic activities CIV acquisition, new furnaces in Peru and Argentina 4Q10: Purchased one plant in Guangdong, China province Eurobonds issued to support strategic growth 4Q10 business outlook (YoY basis) Stable prices Shipments up from 4Q09 (except beer in mature markets) Improved capacity utilization Venezuela developments Adjusted Net Earnings Per Share (1) 1 EPS exclusive of items management considers not representative of ongoing operations. A description of all items that management considers not representative of ongoing operations and a reconciliation of the GAAP to non-GAAP earnings and earnings per share can be found in the appendix to this presentation. 3Q10 Business Discussion - Highlights - 2 (at prior year currency exchange rate) $0.95 $0.94 $0.90 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 3Q09 3Q10 3Q10

Higher Segment Operating Profit Margin Driven by South America ($millions) 3 3Q10 Business Discussion - Segment Operating Profit - Margins 17.0% $128 $64 $83 $317 $42 $308 $123 $71 $79 $35 $299 $71 $77 $113 $38 $0 $50 $100 $150 $200 $250 $300 $350 Total Europe North America South America Asia Pacific 3Q 2009 (as reported) 3Q 2010 (at prior year currency exchange rate) 3Q 2010 (as reported) 16.3% 16.1% 21.9% 25.9% 15.4% 14.7% 15.1% 17.2%

O-I Volume Up YTD Through 3Q10 Excluding Impact of Pricing Actions Trends not indicative of secular shift in packaging 3Q10 Business Discussion - Volume Trends - Source: IRI/Infoscan (US), Key Customer Reported Trends 1H10 (Western Europe), Nielsen (Australia) Note: Beer in Mature Markets: North America, Europe, Australia and New Zealand 4 YoY Change in Tonnes Shipped (3Q10 YTD) Consistent with YTD beer consumption trends: Western Europe: -2.0 to -3.0% U.S retail: -2.1% Australia retail: -0.9% 12.6% 5.6% 5.1% 1.9% 0.5% -11.8% -3.3% -1.3% 1.8% -15% -10% -5% 0% 5% 10% 15% Beer in Emerging Markets Wine Spirits Food Other Beer in Mature Markets Total Total Shipments Total Shipments, excluding volume loss caused by individual contract pricing decisions

Improved Regional Mix Mostly Offset Impact of Lower Volume 1 Reportable segment sales exclude $9 million of revenue, principally for the Company’s global equipment sales business. 2 Contractual cost pass-through provisions also include the transfer of third-party costs, such as shipping, to customers in North America. 3 Includes $26 million of cost inflation. 4 Primarily due to the Company’s repurchase of approximately 6 million shares during 1H10. 3Q10 Financial Review - P&L Reconciliations - 5 Adjusted Net Sales (1) Operating Profit Income ($ Millions) ($ Millions) (Non-GAAP EPS) 3Q09 $1,867 $317 $0.95 Price Price and product mix - - - Cost pass-through provision (2) (5) - - Sales volume (40) (3) (0.01) Manufacturing and delivery (3) - (21) (0.08) Operating expenses and other - 15 0.06 Currency translation and re-measurement (90) (9) (0.04) Operational (135) (18) (0.07) Net interest expense - - (0.02) Retained corporate costs - - (0.03) Non controlling interests - - (0.01) Effective tax rate - - 0.05 Share count (4) - - 0.03 Non-Operational - - 0.02 Total reconciling items (135) (18) (0.05) 3Q10 $1,732 $299 $0.90 Reportable Segments

Change in FCF: 1Q10: ($72M) 2Q10: $10M 3Q10: $75M YTD: $13M Free Cash Flow Reflects Seasonal Trends, Timing of Capex (2) ($millions) 1 Free cash flow equals cash provided or used by operating activities less capital spending. 2 Other operating items is comprised of retained corporate costs, noncontrolling interests, current tax expense, net interest, other non-cash charges and changes in other non-current assets/liabilities. 6 3Q10 Financial Review - Free Cash Flow (1) Reconciliation - 3Q YTD 2009 vs. 3Q YTD 2010 Higher YTD Capex largely due to timing as 2009 Capex was mostly deferred until 4Q09 $386 $13 ($143) ($17) $9 ($198) ($6) ($18) $0 $50 $100 $150 $200 $250 $300 $350 $400 FCF 3Q YTD 2009 Segment Operating Profit Change in Working Capital Asbestos Related Payments CapEx Restructuring Payments Other Operating Items FCF 3Q YTD 2010

Issued Eurobonds to Fund Strategic Growth 3Q10 Financial Review - Balance Sheet and Cash Flow - Highlight of Select Balance Sheet and Cash Flow Items ($ Millions) Strategic Activities 1 Total debt less cash divided by bank credit agreement EBITDA. Current bank covenants require a maximum ratio of 3.95x. 7 CIV – Brazil Acquisition The leading glass container producer in northeast Brazil, one of the fastest growing regions in country Purchase price: $603 million (including ~$140 million of future tax benefits) EBITDA multiple: 5.8x (first full year of operation) EPS expected to be accretive in 2011 Eurobond Issuance €500 million 6.75% coupon due 2020 Funds O-I’s strategic growth 2010 Capital Expenditure Mix Maintenance (~85% of D&A) North American Restructuring Growth (South America & Asia Pacific) 3Q10 2Q10 Inc (Decr) Cash 700 $ 682 $ 18 $ Debt 4,345 $ 3,501 $ 844 $ Net Debt 3,645 $ 2,819 $ 826 $ Net Debt to EBITDA (1) 2.8x 2.2x 0.6x Restructuring Payments 18 $ 12 $ 6 $ Capital Expenditures 155 $ 140 $ 15 $

Updated Business Outlook (1) 1 All items are estimates; all estimates are approximate; estimates are subject to change throughout the period. Reported results can be significantly affected by changing foreign currency exchange rates. 2 The Company’s business outlook for 4Q10 does not include any potential impact from the announced Venezuelan expropriation. Business Outlook 8 Current Venezuela Profile (YTD 3Q10) Over 50 years operating in Venezuela 2 plants; 1,000 employees O-I ~75% owner 3% of global sales volume (tonnes) 5% of global segment operating profit 5% of adjusted EPS 4% of total global net assets Business Outlook (2) 4Q10 vs 4Q09 Price/Mix Sales Volume Manufacturing & Delivery Non-Operational Costs Favorable / Unfavorable Impact on Earnings

Aggressive but Achievable Targets $5.7B $7.5B $9.0-$9.5B 13.2% 14.6% 16-18% Revenue Segment Operating Profit Margins Key Financial Targets O-I’s Three-Year Financial Targets Strategic Events Completed (as of 3Q10) Rosario, Argentina (1 plant) Joint venture in Southeast Asia/China CIV, Brazil (3 plants) New furnaces (Argentina, Peru) Recovering Marketplace On track – South America Inconsistent – North America and Europe Factors to Achieve Financial Targets 9 1 Assumes no change in foreign currency exchange rates from 2009 (exchange rate neutral). (1) Avg 2003- 2006 Avg 2007- 2009 2012 Target Avg 2003- 2006 Avg 2007- 2009 2012 Target

Appendix 10 3Q10 Earnings Presentation

Reconciliation of GAAP to non-GAAP Items (3Q10) 11 Appendix Three months ended September 30 $ Millions, except per-share amounts Earnings EPS Earnings EPS Net income attributable to the Company 138.7 $ 0.84 $ 126.7 $ 0.74 $ Charges for acquisition transaction costs and fair 9.4 0.06 value inventory adjustments Charges for restructuring and asset impairment - - 36.0 0.21 148.1 $ 0.90 $ 162.7 $ 0.95 $ 165.6 171.5 2009 Items that management considers not representative of ongoing operations consistent with Segment Operating Profit Adjusted net earnings Diluted shares outstanding (millions) 2010

Reconciliation of GAAP to non-GAAP Items (YTD 3Q10) 12 Appendix Nine months ended September 30 $ Millions, except per-share amounts Earnings EPS Earnings EPS Net income attributable to the Company 365.1 $ 2.18 $ 321.1 $ 1.89 $ Charges for acquisition transaction costs and fair 9.4 0.06 value inventory adjustments Charges for restructuring and asset impairment 7.9 0.05 88.9 0.52 ? Charges for note repurchase premiums and - - 5.2 0.03 write-off of finance fees, net of related interest rate swap settlements 382.4 $ 2.29 $ 415.2 $ 2.44 $ 167.6 170.2 2009 Items that management considers not representative of ongoing operations consistent with Segment Operating Profit Adjusted net earnings Diluted shares outstanding (millions) 2010

Free Cash Flow (1) Free Cash Flow equals cash provided by operating activities less capital spending. Appendix 13 $ Millions 2010 2009 2010 2009 Net earnings 150.7 $ 129.0 $ 400.0 $ 350.3 $ Non-cash charges: Depreciation and amortization 105.4 104.1 304.0 299.6 Restructuring and asset impairment - 57.5 8.0 113.1 All other non-cash charges (7.4) 26.1 76.9 66.8 Payments and other reconciling items: Asbestos-related payments (36.4) (38.2) (113.6) (122.4) Restructuring payments (17.8) (9.5) (49.0) (42.7) Change in components of working capital 56.5 154.3 (144.1) (1.6) Change in non-current assets and liabilities (20.6) (27.1) (77.2) (83.7) Cash provided by operating activities 230.4 396.2 405.0 579.4 Additions to PP&E (155.1) (69.6) (391.6) (193.7) Free Cash Flow (1) 75.3 $ 326.6 $ 13.4 $ 385.7 $ Nine months ended September 30 Three months ended September 30

Foreign Currency Exchange Rate Trends 1 Average exchange rate for the quarter. 2 Excludes the impact of remeasuring net monetary assets in Venezuela. (1) 14 Appendix FX Translation Impact on Sales, Segment Operating Profit and Non-GAAP EPS (Compared to prior year) U.S. Dollar Versus Key Currencies Annual Estimated EPS Sensitivity to a 10% Change in Exchange Rate with US$ $ Millions except EPS 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q Sales (246) $ (208) $ (72) $ 183 $ (344) $ 90 $ (81) $ (90) $ Segment Operating Profit (29) (23) (10) 26 (35) (2) (17) (9) Non-GAAP EPS (0.13) (0.10) (0.04) 0.13 (0.16) (0.01) (0.08) (0.04) 2010 2009 $0.02 $0.03 $0.04 $0.08 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 Euro Australia Dollar Brazil Real Venezuela Bolivar (2) EUR v USD 1.15 1.30 1.45 1.60 4Q 1Q 2Q 3Q 4Q AUD v USD 0.60 0.70 0.80 0.90 1.00 4Q 1Q 2Q 3Q 4Q 2008 2009 2010